Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-M

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                                         10/15/02


        Blended Coupon                                              6.4212%


        Excess Protection Level
          3 Month Average   5.83%
          April, 2000   5.39%
          March, 2000   5.98%
          February, 2000   6.10%


        Cash Yield                                  18.08%


        Investor Charge Offs                         4.70%


        Base Rate                                    7.99%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $52,271,464,953.72


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,612,664,435.23